UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 11, 2018

Pioneer Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Missouri	333-103293	44-0607504
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4700 Belleview Avenue, Suite 300, Kansas City, Missouri	64112
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (816) 756-2020

Not Applicable
(Former name, former address and former fiscal year, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry Into Material Definitive Agreement.

On April 4, 2019, Pioneer Financial Services, Inc. (the “Company”) and certain of its affiliates entered into the First Loan Modification Agreement (the “Modification Agreement”), by and among the Company, certain affiliates thereof, MidCountry Financial Corp. (“MCFC”), the lenders party thereto, CIBC Bank USA, as administrative agent for the lenders (the “Administrative Agent”). The Modification Agreement amends the credit agreement entered into by and among the Company, and certain affiliates thereof, the Administrative Agent and the lenders party thereto dated as of December 23, 2015 (as amended from time to time, the “Credit Agreement”). Certain capitalized terms referenced in the Modification Agreement and summarized herein have the specific meaning given to them in the Credit Agreement.

The Modification Agreement and Credit Agreement, as amended, among other things, provides the following:

•	The Revolving Commitment is increased from $98.0 million to $120.0 million.

•	The term of the Credit Agreement is extended through May 29, 2020, unless otherwise terminated on an earlier date pursuant to the terms thereof.

•
The number of lenders is increased from five to eight. Arvest Bank and BancFirst will cease to be lenders under the Credit Agreement and will be repaid in full on the effective date of the Modification Agreement. First Tennessee Bank, National Association, Bank United, N.A., Congressional Bank, BancAlliance, and Chemical Bank will be added as lenders to the Credit Agreement.

•	Certain financial covenants to be maintained by the Company as of the last day of any Computation Period are modified as follows:

◦	Not permit Maximum Leverage to exceed 2.50 to 1.00.

◦	Not permit Cash Collections for all months during the Computation Period to be less than 3.75%.

◦	Not permit the Minimum Fixed Charge Coverage Ratio to be less than 1.75 to 1.00.

•
Subject to certain exceptions enumerated in the Credit Agreement, the Company and its subsidiaries are restricted from (i) making certain payments and distributions for the term of the Credit Agreement, including dividends or payments with respect to Capital Securities and principal repayments on its subordinated line of credit with its parent company, MCFC; (ii) purchasing or redeeming any Capital Securities; (iii) making certain payments to management for service, consulting, or similar fees; (iv) making certain payments to MCFC or any of its affiliates or MidCountry Bank; (v) redeeming, prepaying, repurchasing, or making other payments with respect to the Subordinated Debt or the Investment Note Debt; or (vi) setting aside funds for any of the foregoing.

•
On the effective date of the Modification Agreement, the Company may pay off the entire outstanding principal balance of the outstanding subordinated line of credit to MCFC in the amount of $25,000,000, together with accrued but unpaid interest thereon.

•
The Modification Agreement amends certain guarantor covenants to require that MCFC shall at all times hold and own no less than $20,000,000 in cash or Cash Equivalent Investments, which shall at no time be subject to any Lien.

The Modification Agreement adds certain new definitions to the Credit Agreement, adds certain new provisions to the Credit Agreement and replaces certain provisions of the Credit Agreement, all to reflect changes made in accordance with the Modification Agreement. The Modification Agreement includes customary representations, warranties, and covenants.

The preceding summary of the Modification Agreement, Credit Agreement and the exhibits thereto is not complete and is qualified in its entirety by reference to the full text of the Modification Agreement and Credit Agreement, copies of which are attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01 Other Events.

On April 4, 2019, the Company paid off the full $25,000,000 balance of its subordinated line of credit with MCFC plus accrued interest thereon.

Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the SEC, the Company has filed the Modification Agreement as an exhibit to the current report on Form 8-K. The Credit Agreement is set forth on Annex B to the Modification Agreement.

The Modification Agreement contains a reaffirmation of representations, warranties and covenants by the parties and other factual information about the Company or MCFC or their respective businesses or operations. The reaffirmations of these representations, warranties covenants and other factual statements: (i) have been made solely for the benefit of the other party or parties to such agreements and amendments; (ii) were made only as of the date of such agreements and amendments or such other date(s) as expressly set forth in such agreements or amendments and are subject to more recent developments, which may not be fully reflected in our public disclosure; (iii) may have been subject to qualifications with respect to materiality, knowledge and other matters, which qualifications modify, qualify and create exceptions to the representations, warranties and covenants in the agreements or amendments; (iv) may be qualified by disclosures made to such other party or parties in connection with signing such agreements or amendments, which disclosures contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants in such agreements or amendments; (v) have been made to reflect the allocation of risk among the parties to such agreements or amendments rather than establishing matters as facts; and (vi) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations, warranties, covenants and statements of fact should not be relied upon by investors as they may not describe the Company's actual state of affairs as of April 4, 2019 or as of the date of filing this current report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1
First Loan Modification Agreement dated April 4, 2019 by and among, Pioneer Financial Services, Inc., Pioneer Funding, Inc., Pioneer Services Corp., Pioneer Services Sales Finance, Inc., MidCountry Financial Corp., the lenders party thereto, and CIBC Bank USA, as administrative agent for itself and certain other lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Name	Title	Date

	Chief Executive Officer, Vice Chairman of the	April 10, 2019
Timothy L. Stanley	Board (Principal Executive Officer)